                                                                  EXHIBIT 10.13


                                                                 EXECUTION COPY

                 RELEASE AND ASSURANCES OF FUTURE NONIMPAIRMENT


        This Agreement to release claims and provide assurances of nonimpairment ("Agreement") is entered into as of May 29, 1998, by and among StorMedia International, Ltd., a Cayman Islands corporation, and Strates Pte. Ltd, a Singapore corporation (each a "Borrower" and collectively, the "Borrowers"), StorMedia Incorporated, a Delaware corporation (The "Parent Guarantor"), StorMedia Foreign Sales Corporation, a U.S. Virgin Islands Corporation ("FSC"), Akashic Memories Corporation, a California Corporation ("Akashic") and Strates Sdn. Bhd., a Malaysian corporation formerly known as Akashic Kubota Technologies Sdn. Bhd. ("AKT"), (FSC, Akashic and AKT shall collectively be referred to hereinafter as the "Subsidiary Guarantors" and together with the Borrowers and the Guarantor, shall be referred to as the "Loan Parties", each a "Loan Party"), Canadian Imperial Bank of Commerce, New York Agency, as Agent ("Agent"), Banque Nationale de Paris, San Francisco Branch, as Co-Agent ("Co-Agent"), Banque Nationale de Paris, Singapore Branch, Fleet National Bank, Sanwa Bank California, Union Bank of California, N.A., CIBC [Asia] Ltd. (each a "Bank" and collectively the "Banks") and Canadian Imperial Bank of Commerce, Singapore Branch (the "Designated Issuer") (the Agent, Co-Agent, Banks and Designated Issuer shall be collectively referred to as the "Lenders"; the Agent, the Co-Agent and the Banks shall be collectively referred to as the "Continuing Lenders").



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                                                                  EXECUTION COPY


                                    RECITALS

        A. The Borrowers, the Parent Guarantor, and Lenders are parties to that certain Credit Agreement dated as of August 23, 1996, as amended by that certain First Amendment and Limited Waiver dated as of September 30, 1996, that certain Second Amendment to Credit Agreement and First Amendment to Certain Security Documents dated as of January 24, 1997, that certain Third Amendment to Credit Agreement and Limited Waiver dated as of June 6, 1997, that certain Fourth Amendment to Credit Agreement, Limited Waiver and First Amendment to Interbank Agreement and Side Letter (the "Fourth Amendment"), and as supplemented by that certain Limited Waiver entered into as of August 22, 1997 (the "August 22 Limited Waiver"), that certain Amended and Restated Limited Waiver entered into as of November 17, 1997 ("November 17 Limited Waiver"), that certain Amended and Restated Limited Waiver entered into as of December 3, 1997 ("December 3 Limited Waiver") and that certain Amended and Restated Limited Waiver entered into as of January 9, 1998 (the "January 9 Limited Waiver") (as so amended, supplemented or modified, the "Credit Agreement").

        B. The Agent, the Co-Agent, the Designated Issuer and the Banks are parties to that certain Interbank Agreement dated as of January 24, 1997, acknowledged and agreed to by the Borrowers and the Guarantor. The Borrowers, the Parent Guarantor, the Agent, the Co- Agent, the Banks, and the Designated Issuer are parties to that certain side letter agreement (the "Side Letter") dated as January 24, 1997. In connection with the January 9 Limited Waiver, FSC executed and delivered to Lenders that certain Subsidiary Guaranty under which FSC guaranteed




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                                                                 EXECUTION COPY


Borrowers' obligations (the "Subsidiary Guarantee"). The Credit Agreement, the Interbank Agreement, the Side Letter, the Subsidiary Guarantee, and all other related and supporting documents are hereinafter referred to in this Agreement as the "Existing Loan Documents".

        C. As of the date hereof, there is due and owing under the Existing Loan Documents the aggregate principal amount of $48,333,333.00, together with accrued and unpaid interest, fees, attorneys' fees and costs. Such amount, plus accruing interest, fees and ongoing attorneys' fees and costs and all other obligations are hereinafter referred to as the "Existing Debt."

        D. One or more Events of Default have occurred under the Existing Loan Documents, including, without limitation, a principal payment Default pursuant to Section 2.04(b) of the Credit Agreement, Section 7 of the November 17 Limited Waiver and Section 7 of the December 3 Limited Waiver, and Section 7 of the January 9, Limited Waiver.

        E. Since July of 1997, the Loan Parties have been continuously involved in extensive negotiations with the Lenders regarding changes in the terms and conditions of the Existing Loan Documents. As a result of these negotiations, the Loan Parties, concurrently with this Agreement, are executing and entering into an "Amended and Restated Credit Agreement" and certain other Loan Documents as defined in the Amended and Restated Credit Agreement (the "Amended and Restated Loan Documents"). Capitalized terms used in this Agreement





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                                                                 EXECUTION COPY


which are not otherwise defined herein shall have the meanings ascribed in the Amended and Restated Loan Documents.

        F. Concurrently with the negotiation of the Amended and Restated Loan Documents, the Loan Parties have engaged in extensive negotiations with numerous other parties to provide additional capital, in the form of equity, subordinated debt and senior secured debt, to finance the ongoing operations of the Loan Parties, to pay down a portion of the Existing Debt and to restructure their financial obligations. Such transactions are collectively referred to herein as the "StorMedia Restructuring" and include the following:

        (1) The Equity Investment which will constitute an investment in StorMedia, Inc. pursuant to which Cornerstone Equity Investors will purchase $5,000,000 of convertible preferred stock (8% coupon) and warrants for a certain number of shares of Class A Common Stock, and Heis Capital will purchase $3,000,000 of convertible preferred stock (8% coupon) and warrants for a certain number of shares of Class A Common Stock;

        (2) The Foothill Group Financing under which the Foothill Group will provide for term and revolving loan facilities providing for a maximum commitment of $28,000,000 with respect to which the maximum amount available for borrowing on Effective Date will be at least $15,000,000.





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                                                                  EXECUTION COPY


        (3) The Seagate Subordinated Debt pursuant to which StorMedia Incorporated will issue to Seagate subordinated secured debt in the principal amount of $3,000,000 and subordinated unsecured debt, convertible into Class A Common Stock, in the principal amount of $5,000,000.

        G. The Loan Parties cannot effectuate the StorMedia Restructuring without the consent and cooperation of the Lenders. Among other things, the Lenders have agreed to extend the Maturity Date of the Existing Debt, subordinate their first priority lien on working capital (their most liquid collateral), in favor of the Foothill Group as a prerequisite to and in order to enable the Foothill Group Financing which, among other things, will provide funds for a partial payment on the Existing Debt as a result of the value made available to the Loan Parties by such subordination, and defer the commencement of regularly scheduled principal amortization payments until almost one year after such principal payments would have otherwise become due under the Existing Loan Documents. As a material inducement to the Lenders to enter into the Amended and Restated Loan Documents and otherwise support the StorMedia Restructuring, the Loan Parties have agreed to provide the following releases and assurances that the interests of the Lenders shall not be further impaired.

        NOW THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:





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                                                                 EXECUTION COPY


                                    AGREEMENT

1.0 RELEASES.

        1.1 No Present Claims. Each of the Loan Parties acknowledges and agrees that it does not have nor does it expect to have any claim or cause of action against the Lenders arising from or in connection with any of the Existing Loan Documents; and it has no offset, recoupment, or defense against any of its obligations to the Lenders under the Existing Loan Documents. Although the Lenders regard their conduct as proper and do not believe that the Loan Parties or any of them has any claim, cause of action, set off, recoupment or other defense, the Lenders have requested the Loan Parties to provide the release set forth herein, and the Loan Parties have agreed to provide such release if the Lenders provide the releases set forth herein.

        1.2 Release of Lender Parties. Each Loan Party for itself, and on behalf of its respective officers and directors, and its respective predecessors, successors and assigns, does hereby forever and unconditionally (i) release, discharge and acquit each of the Lenders and their respective parent corporation, Subsidiaries and Affiliates, officers, directors, shareholders, employees, attorneys, professionals, agents and servants, and their respective predecessors, successors, heirs and assigns (collectively, the "Lender Parties"), of and from any and all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, rights of offset, losses and expenses, of every




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                                                                  EXECUTION COPY


type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, or any of them, occurring at any time up to and through the date hereof, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, against the Lender Parties, or any of them, which in any way arise out of, are connected with or relate to the Existing Loan Documents and all negotiations, actions, or conduct that arose out of or related to the negotiation, enforcement, supervision or modification of the Existing Loan Documents or the liabilities and obligations thereunder, (collectively, "Claims") and (ii) agree not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, or any of them, alleging any such Claim or otherwise arising in connection with any such Claim, or support any shareholder of any of the respective Lender Parties in any such action brought by such shareholder.

        1.3 Release of StorMedia Parties. Except as provided in paragraph 1.4 below, each Lender for itself, and on behalf of its respective officers and directors, and its respective predecessors, successors and assigns, does hereby forever and unconditionally (i) release, discharge and acquit each of the Loan Parties and their respective officers, directors, employees, attorneys, professionals, agents and servants, and their respective predecessors, successors, heirs and assigns (collectively, the "StorMedia Parties"), of and from any and all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts,


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                                                                 EXECUTION COPY


controversies, promises, damages, costs, rights of offset, losses and expenses, of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the StorMedia Parties, or any of them, occurring at any time up to and through the date hereof, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, against the StorMedia Parties, or any of them, which in any way arise out of, are connected with or relate to the Existing Loan Documents and all negotiations, actions, or conduct that arose out of or related to the negotiation, enforcement, supervision or modification of the Existing Loan Documents or the liabilities and obligations thereunder, (collectively, "Claims") and (ii) agree not to bring any action in any judicial, administrative or other proceeding against the StorMedia Parties, or any of them, alleging any such Claim or otherwise arising in connection with any such Claim.

        1.4 Reservation of Rights. Notwithstanding anything to the contrary in this release, (i) all rights and obligations of the Lender Parties and all of the Loan Parties' rights and obligations with respect to the Amended and Restated Loan Documents (including, without limitation, any Existing Loan Documents which will remain in effect after the Effective Date) shall survive the effectiveness of this release; and (ii) to the extent that any payments or proceeds heretofore received by the Lender Parties or any part thereof shall be subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, re ceiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the obligations or part thereof which were intended to be satisfied, and all guarantees in respect of such obligations,




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                                                                 EXECUTION COPY


shall be revived and continue in full force and effect, as if such payment or proceeds had never been received, and this release shall be ineffective to the extent of such revived obligations

                1.5 Waiver of Statutory Benefits. Except as provided in paragraph 1.4 above, the parties intend that the foregoing shall be effective as a full and final accord and satisfaction of all Claims hereby released and, each of the Parties hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of the Parties hereby agrees, represents and warrants that it realizes and acknowledges that (a) factual matters now existing and unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, (b) such Claims may be unknown, unsuspected, unliquidated, unmatured and/or contingent due to ignorance, oversight, error, negligence or otherwise, and (c) if such Claims had been known, suspected, liquidated, matured and/or unconditional, such party's decision to enter into this release may have been materially affected. Each party further agrees, represents and warrants that this release has been negotiated and agreed upon in view of these realizations. Nevertheless, except as provided in paragraph 1.4 above, each party granting a release hereby intends to release, discharge, and acquit the parties receiving a release of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Claims which are in any way set forth in or related to the matters identified hereinabove. EACH PARTY HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF




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                                                                  EXECUTION COPY


SUCH CLAIMS, INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

EACH PARTY AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE, INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS RELEASE.

        1.6 No Waiver. The acceptance of delivery of this release by Lenders on behalf of the Lender Parties shall not be deemed or construed as an admission of liability with respect to the Claims or otherwise by the Lender Parties, or any of them, and the Lender Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of this release.

        1.7 No Assignment. Each of the parties hereto agree, represent, and warrant that such party has not voluntarily, by operation of law or otherwise, assigned, conveyed,




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                                                                  EXECUTION COPY


transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims purported to be released by this release.

2.0 ASSURANCES OF FUTURE NON-IMPAIRMENT. The Continuing Lenders have expressed their intent and expectation (i) that the concessions, modifications, and accommodations set forth in the Amended and Restated Loan Documents constitute the final and conclusive statement of their lending relationship with the Loan Parties, (ii) that the Loan Parties will fully, faithfully and completely pay all obligations and comply with all other terms and conditions in the Amended and Restated Loan Documents, and (iii) that the Continuing Lenders shall not be subject to any additional business or legal risks with respect to payment of the Obligations under the Amended and Restated Loan Documents. To confirm and realize this expectation and intent, the Loan Parties provide the following representations, acknowledgments, warranties, and agreements.

2.1 Borrowers and Parent Guarantor acknowledge that commencing as of September, 1996 they have from time to time been in default under the Existing Loan Documents, and that certain of such defaults have, from time to time, been waived under the Limited Waivers identified in Recital A to this Agreement. The most recent Limited Waiver expired on March 13, 1998, and since that date Borrowers and Parent Guarantor have been in continuing default under the Existing Loan Documents up to the execution of this Agreement and the Amended and Restated Loan Documents. Notwithstanding the existence of such defaults, the Lenders have, subject to the terms and conditions of the various Limited Waivers, forebeared




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                                                                  EXECUTION COPY

from enforcing their various rights and remedies under the Existing Loan Documents in order to afford the Loan Parties the time needed to effectuate the StorMedia Restructuring.

        2.2 The Loan Parties acknowledge and accept that, by entering into the Amended and Restated Loan Documents, Continuing Lenders are willing to afford the Loan Parties a reasonable opportunity to operate in a successful manner and satisfy all of the Obligations in accordance with the terms and conditions in the Amended and Restated Loan Documents, provided, however, that the Continuing Lenders are not willing to accept the additional risk of a future restructuring, renegotiation, or modification of any terms and conditions in the Amended and Restated Loan Documents. The Loan Parties further acknowledge and agree that the representations, acknowledgments, agreements, and warranties in this Agreement made by the Loan Parties constitute a material inducement to the Continuing Lenders to enter into the Amended and Restated Loan Documents, and that the Continuing Lenders are relying on such representations and warranties, have changed and will continue to change their position in reliance thereon, and that the Continuing Lenders would not have entered into the Amended and Restated Loan Documents without such representations, acknowledgments, agreements, and warranties.

        2.3 Lenders contend that the cumulative effect of the StorMedia Restructuring and, in particular, the restructuring of the Lenders' claims under the Existing Loan Documents will provide the Loan Parties with a comprehensive financial restructuring which could have been realized in a plan of reorganization under chapter 11 of the Bankruptcy Code.





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                                                                  EXECUTION COPY

        2.4 The Loan Parties represent and warrant that the Amended and Restated Loan Documents and the StorMedia Restructuring will successfully effectuate a financial restructuring of the Term Loan, if the Loan Parties successfully restructure overdue trade payables, they will be able to continue with their business operations without the need for additional financial restructuring, and the performance of all other terms and conditions under the Amended and Restated Loan Documents is feasible, realistic, and achievable.

        2.5 The Loan Parties acknowledge and agree that the Continuing Lenders have no obligation to, and do not intend to agree to, accept any subsequent restructuring proposal or make any subsequent loans or other financial accommodations to the Loan Parties. The Continuing Lenders have not, directly or indirectly, encouraged the Loan Parties to anticipate or expect any favorable consideration of any future business plans or requests for additional modifications, amendments or supplements of or to the Amended and Restated Loan Documents; provided, however, that the Continuing Lenders have acknowledged that the Loan Parties may request consents contemplated by the Amended and Restated Loan Documents or waivers of nonmonetary defaults under the Amended and Restated Loan Documents, and that the Continuing Lenders will respond to such requests. The Loan Parties acknowledge and agree that the Continuing Lenders' present objectives and goals may include, without limitation, insistence upon full, timely and strict compliance with all terms and conditions of the Amended and Restated Loan Documents, and a refusal to consider or accept any subsequent proposals for restructuring or modifications of the Amended and Restated Loan Documents. The Loan Parties






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acknowledge that in order to perform all the terms and conditions of the Amended and Restated Loan Documents they may ultimately have to liquidate assets or implement business plans to raise capital even though such conduct may ultimately diminish the long term going concern potential of the Loan Parties' business enterprise. The Loan Parties willingly accept such risk and obligation, and agree to perform such disposition of assets or modified business plans as and when necessary to fully comply with the terms and conditions of the Amended and Restated Loan Documents.

        2.6 At no time shall the prior or subsequent course of conduct by the Loan Parties or by the Lenders, directly or indirectly, limit, impair or adversely affect any of the rights and/or remedies of the Continuing Lenders under the Amended and Restated Loan Documents.

        2.7 The Loan Parties shall not under any circumstances fail to or delay in the performance of any of their respective Obligations under the Amended and Restated Loan Documents because of any alleged offsetting claim, right of recoupment, defense or cause of action against the Continuing Lenders (collectively, a "Set Off") which has not been determined and established by a final judgment of a court of a competent jurisdiction, and hereby waive the enforcement of any such Set Off until the entry of such final judgment. The Loan Parties further agree that upon the identification by any Loan Party of any potential Set Off, it shall deliver to the Continuing Lenders no later than seven (7) days following the date when the Loan Party knew of the potential Set Off, a written notice of such Set Off with a detailed description of the nature, extent and basis for Set Off. Failure to provide such a written notice in a timely manner




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shall constitute a full and complete waiver of any Set Off. The Continuing
Lenders in their future course of conduct with the Loan Parties will expressly rely upon the Loan Parties' timely performance of this obligation to deliver a notice, and the Loan Parties, upon the failure of any Loan Party to provide a timely notice, shall be estopped from asserting any Set Off.

        2.8 The Loan Parties represent and warrant that they have no present intention to currently or in the future file a voluntary petition for bankruptcy under any chapter of the Bankruptcy Code or any other proceeding to liquidate, reorganize or rehabilitate a Loan Party under any state or other federal law or under any law of a foreign jurisdiction (collectively an "Insolvency Proceeding").

        2.9. The Loan Parties shall not under any circumstances resist, hinder, or delay the Continuing Lenders' enforcement of any rights or remedies they may have under the Amended and Restated Loan Documents, including, without limitation, (a) seeking in any state or federal court or any foreign tribunal an injunction or order which may stay or limit the Continuing Lenders' enforcement of such rights and remedies, (b) filing a voluntary petition for bankruptcy under any title of the Bankruptcy Code or any Insolvency Proceeding, and (c) inducing, supporting, or encouraging any third party to file an involuntary petition against any of the Loan Parties under the Bankruptcy Code or any Insolvency Proceeding. The provisions in this paragraph shall not be enforceable to the extent the Loan Parties' agreement herein shall constitute a breach of duty to another person or entity.






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                                                                 EXECUTION COPY

        2.10 If, for any reason, any Loan Party becomes a debtor in a case under the Bankruptcy Code, then each of the Loan Parties (including the Loan Party that is a debtor in the case) hereby agrees as follows:

        (a) The Loan Parties shall consent to any termination or modification of the automatic stay under Section 362 of Bankruptcy Code as may be requested by the Continuing Lenders, and hereby expressly waive any and all rights, protections, and benefits of the automatic stay or similar injunctive relief available under the Bankruptcy Code. The Loan Parties shall not seek a supplementary injunction under Section 105 of the Bankruptcy Code or otherwise to further stay or hinder the Continuing Lenders in the enforcement of their rights and remedies.

        (b) The Loan Parties acknowledge and agree that the minimum that would constitute "adequate protection" for the interests of the Continuing Lenders must, at a minimum, include the following: (i) a cure of all prepetition monetary defaults under the Amended and Restated Loan Documents within sixty
(60) days from the commencement of the case; (ii) the timely performance of all monetary obligations under the Amended and Restated Loan Documents arising from and after the commencement of the case; and (iii) such debtor shall file within sixty (60) days of the commencement of the case a plan of reorganization which provides for a treatment which is acceptable to the Continuing Lenders, or which leaves the interests of the Continuing Lenders unimpaired. Failure to provide adequate protection on such terms shall constitute a separate and distinct cause for the termination of the automatic stay in the case.





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                                                                  EXECUTION COPY

        (c) The Loan Parties shall not seek to modify, impair, or limit the rights and remedies of the Lenders under Sections 506(c) or 552(b) of the Bankruptcy Code or otherwise, and shall not seek to obtain credit or incur debt to be secured by a senior or equal lien on any property which constitutes Collateral of the Continuing Lenders under the Amended and Restated Loan Documents pursuant to Section 364(b) or otherwise.

        (d) The Loan Parties shall not propose, support, encourage, induce, or vote in favor of any plan of reorganization which seeks to alter, modify, abridge, or eliminate, in any respect, any of the rights and remedies of the Continuing Lenders under the Amended and Restated Loan Documents.

        (e) The parties hereto have made no agreement as to whether the foregoing subparagraphs shall be binding upon the debtor in possession in a chapter 11 case, and all parties reserve the right to take conflicting positions with respect to this issue.


3.0 MISCELLANEOUS.

        3.1 Choice of Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among parties resident therein. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision




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                                                                  EXECUTION COPY

of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        3.2 Advise of Counsel. Each Loan Party has had advice of independent counsel of its own choosing in negotiations for and the preparation of this Agreement, has read this Agreement in full and final form, has had this Agreement fully explained to it to its satisfaction.

        3.3 No Third Party Beneficiaries. This Agreement is executed for the parties hereto, and no other person, corporation, partnership or other entity not a party to this Agreement shall have any rights herein as a third party beneficiary or otherwise, except to the extent specifically provided herein.

        3.4 Limitation on Liability of Officers and Directors. Loan Parties agree to advise all current and future officers and directors of the Loan Parties, that the Continuing Lenders contend that the officers and directors may have under applicable law a fiduciary duty to the Continuing Lenders as creditors such that a breach of this Agreement may also constitute a breach of that duty. Notwithstanding anything to the contrary in this Agreement, no officer or director shall have personal liability for such alleged breach of duty, if such officer or director acted in the good faith belief and opinion that he/she was acting pursuant to duties owed to other parties or entities.





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        3.5 Effectiveness. This Agreement shall become effective on the
Effective Date under the Amended and Restated Loan Documents.

        3.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.







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

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                          STORMEDIA INTERNATIONAL, LTD., as
                                          a Borrower



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          STRATES PTE. LTD., as a Borrower



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          STORMEDIA INCORPORATED, as a
                                          Guarantor



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          STORMEDIA FOREIGN SALES
                                          CORPORATION, as a Guarantor



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          AKASHIC MEMORIES CORPORATION, as a
                                          Guarantor



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          STRATES SDN. BHD., formerly known as
                                          AKASHIC KUBOTA TECHNOLOGIES SDN.
                                          BHD., as a Guarantor



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          CANADIAN IMPERIAL BANK OF
                                          COMMERCE, New York Agency, as Agent



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          BANQUE NATIONALE DE PARIS,
                                          San Francisco Branch, as Co-Agent



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          BANKS:

                                          CIBC [Asia] LTD.



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          BANQUE NATIONALE DE PARIS,
                                          Singapore Branch



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          By: /s/
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          FLEET NATIONAL BANK



                                          By: /s/
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                                          SANWA BANK CALIFORNIA



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                                       S-8

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                                          UNION BANK OF CALIFORNIA, N.A.



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                                       S-9

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                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                          SINGAPORE BRANCH, as Designated Issuer



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                                      S-10